Consolidated statements of comprehensive income - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Consolidated statements of comprehensive income
Net profit (loss) for the year	€ 13,406	€ 6,695	€ (2,153)
Items that are or may be reclassified subsequently to profit or loss
Exchange differences on translation of foreign operations	(1,795)	1,255	(1,427)
Items that will not be reclassified to profit or loss
Fair value adjustment through OCI - Equity instruments	3	(331)	(92)
Other comprehensive income/(loss), net of taxes	(1,792)	924	(1,519)
Total comprehensive income/(loss), net of taxes	11,615	7,619	(3,672)
Total comprehensive (loss)/ income attributable to:
The owners of the parent	11,647	7,644	(3,643)
Non-controlling interest	€ (33)	€ (25)	€ (29)